Nature of Business	9 Months Ended
Sep. 30, 2012
Nature of Business
(1)	Nature of Business

Textainer Group Holdings Limited (“TGH”) is incorporated in Bermuda. TGH is the holding company of a group of corporations, consisting of TGH and its subsidiaries (collectively, the “Company”), involved in the purchase, management, leasing and resale of a fleet of marine cargo containers. The Company manages and provides administrative support to the affiliated and unaffiliated owners (the “Owners”) of the containers and structures and manages container leasing investment programs.

The Company conducts its business activities in three main areas: Container Ownership, Container Management and Container Resale (see Note 9 “Segment Information”).

TGH completed an underwritten public offering of an aggregate of 8,625,000 of its common shares at a price to the public of $31.50 per share on September 19, 2012. Of the common shares sold, TGH sold 6,125,000 new common shares and Halco Holdings Inc. (“Halco”) sold 2,500,000 of its existing common shares. TGH received $185,220 and Halco received $75,600 after deducting underwriting discounts. Halco’s total ownership and voting interest in TGH’s common shares before and after the offering was 60% and 49%, respectively. The Company intends to use all of its net proceeds from the offering for capital expenditures and general corporate purposes.